UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             FORM 8-K/A

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      March 16, 2011

                            Amerigo Energy, Inc.
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           (Exact name of registrant as specified in its charter)


               Delaware                   000-09047        20-3454263
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      (State or other jurisdiction       (Commission      (IRS Employer
            of incorporation)            File Number)  Identification No.)


        2580 Anthem Village Dr., Henderson, NV                89052
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       (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:      702-399-9777

                               Not Applicable
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       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



INTRODUCTORY NOTE:

Amerigo Energy, Inc. (the "Company") was advised by the Staff of the U.S. Securities & Exchange Commission that the Public Company Accounting Oversight Board ("PCAOB") registration of the Company's former independent accountant, Larry O'Donnell, CPA, P.C., had been revoked effective December 14, 2010. See http://pcaobus.org/Enforcement/Adjudicated/Documents/Larry_O_Donnell.pdf. The
Staff advised us that, because of the license revocation, we may not include any audit report prepared by Larry O'Donnell, CPA, P.C. in any filings with the Commission. The Staff advised the Company to report this information in Form 8-K, Item 4.01, and we hereby do so.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01                      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective December 14, 2010, the company's prior auditor, Larry O'Donnell, CPA, P.C. registration with the Securities and Exchange Commission was revoked, and that the Company is no longer able to include any audit report prepared by Larry O'Donnell, CPA, P.C. in its filings with the Commission. The company has thus dismissed Larry O'Donnell, CPA, P.C. as the auditor of record.

On or about March 15, 2011, we retained the firm of Seale and Beers, LLC to review all interim period financial statements going forward and audit our financial statements for the years ending December 31, 2008, 2009 and 2010.Such change in accountant was approved by the Company's board of directors. At no time prior to our retention of Seale and Beers, LLC, did we, or anyone on our behalf, consult with Seale and Beers, LLC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements.

The reports of our prior certifying accountant, Larry O'Donnell, PC, on our financial statements as of and for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion nor were qualified or modified as to uncertainty, audit scope, or accounting principles, however, such opinions expressed concerns that, in connection with the Company's lack of significant revenues, there existed a substantial doubt that the Company would be able to continue as a going concern.

Other than discussed above, in connection with the audits of our most recent two years ended December 31, 2009 and 2008 and the subsequent interim periods up to their dismissal, there were no other disagreements between Larry O'Donnell, PC and us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, nor any advisement of reportable events that, if not resolved to the satisfaction of Larry O'Donnell, PC would have caused Larry O'Donnell, PC to make reference to the subject matter of the disagreement or reportable events in connection with its reports on our financial statements for such years.

We have provided a copy of this Report on Form 8-K to Larry O'Donnell, PC and have requested that they provide us with a letter addressed to the SEC stating whether they agree with the statements made by us in response to this item.

We have been unable to get a response from Mr. O'Donnell at such time that we do we will file an amended 8K to indicate his response.


SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

The company issued three press releases to update the shareholders on the status of the company. Those releases are attached to this Form 8-K as exhibits.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Ex. 1 - Press release announcing company update - previously filed with original Form 8K

Ex. 2 - Press release announcing due diligence for potential acquisition - previously filed with original Form 8K

Ex. 3 - Press release announcing change in auditor - previously filed with original Form 8K


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	AMERIGO ENERGY, INC.
	(Registrant)

	Date:  April 28, 2011
	By: /s/ Jason F. Griffith
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	Jason F. Griffith
	Its:Chief Executive Officer,
	Chief Financial Officer and Director